SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Schedule of estimated useful lives of property and equipment	The estimated useful lives of property, buildings and equipment are as follows:

Buildings	35-40 years
Leasehold improvements	Lesser of useful life or lease term
Furniture, fixtures, office and other equipment	2-28.5 years
Production equipment	3-7 years
Computer hardware and software	2-5 years

Summary of estimated useful lives of finite-lived intangible assets

Intangible assets consist primarily of trade names and customer and client relationships. Intangible assets with finite lives are recorded at their estimated fair value at the date of acquisition and are amortized over their estimated useful lives using the straight-line method. The estimated useful lives of finite-lived intangible assets are as follows:

Trade names	2-25 years
Customers and client relationships	2-22 years
Internally developed technology	2-9 years
Other	2-8 years